UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 29, 2015

Seventy Seven Energy Inc.

(Exact name of registrant as specified in its charter)

Oklahoma	001-36354	45-3338422
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

777 N.W. 63rd Street Oklahoma City, Oklahoma		73116
(Address of principal executive offices)		(Zip Code)
(405) 608-7777
(Registrant’s telephone number, including area code)
______________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On July 29, 2015, Seventy Seven Energy Inc. (the “Company”) issued a press release announcing its financial and operational results for the quarter ended June 30, 2015. A copy of that press release is furnished as Exhibit 99.1 to this report and is incorporated by reference into this Item 2.02.

The information in this Item 2.02, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and will not be incorporated by reference into any registration statement filed under the Securities Act of 1933, as amended, unless specifically identified as being incorporated by reference in the registration statement.

Item 7.01 Regulation FD Disclosure

On July 29, 2015, the Company also plans to post an updated investor presentation to the “investors” section of its website (www.77nrg.com), where the Company routinely posts announcements, updates, events, investor information and presentations and recent news releases. The content of our website is not incorporated by reference into this filing. Further, the reference to the URL for our website is intended to be an inactive text reference only.

The information in this Item 7.01 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and will not be incorporated by reference into any registration statement filed under the Securities Act of 1933, as amended, unless specifically identified as being incorporated by reference in the registration statement.

Item 9.01 Financial Statements and Exhibits.

(d)    Exhibits.

99.1     Press release issued by Seventy Seven Energy Inc. on July 29, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

July 29, 2015	SEVENTY SEVEN ENERGY INC.
	By:	/s/ Cary Baetz
Cary Baetz
Chief Financial Officer and Treasurer

Exhibits Index

Exhibit Number	Exhibit Description
99.1	Press release issued by Seventy Seven Energy Inc. on July 29, 2015.